UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2007
URANIUM RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17171 (Commission File Number)	75-2212772 (I.R.S. Employer Identification No.)

650 South Edmonds, Suite 108, Lewisville, TX (Address of principal executive offices)	75067 Zip Code
(972) 219-3330
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On March 29, 2007, the Registrant issued a press release announcing an independent study validating the pounds of U3O8 on its New Mexico property.
     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the study is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     Exhibit 99.1 Press Release dated March 29, 2007
     Exhibit 99.2 Behre Dolbear Review of Resources of New Mexico Uranium Deposits dated March 15, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URANIUM RESOURCES, INC.

Date: April 3, 2007	/s/ Thomas H. Ehrlich
Thomas H. Ehrlich
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
Exhibit 99.1	Press Release dated March 29, 2007

Exhibit 99.2	Behre Dolbear Review of Resources of New Mexico Uranium Deposits dated March 15, 2007